TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica BlackRock Global Allocation VP

At a meeting of the Board of Trustees (the “Board”) of Transamerica BlackRock Global Allocation VP (the “portfolio”) held on January 22 and 23, 2014, the Board approved a restructuring of the portfolio from a feeder fund that invests its assets in an underlying master fund, the BlackRock Global Allocation V.I. Fund, to a stand-alone fund sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Board also approved an amendment to the portfolio’s investment advisory agreement to increase the investment advisory fee payable to the portfolio’s investment adviser, Transamerica Asset Management, Inc., a new investment sub-advisory agreement with BlackRock, pursuant to which BlackRock would serve as sub-adviser to the portfolio following the restructuring, and the use by the portfolio of the “manager of managers” exemptive order granted on August 5, 1998 by the Securities and Exchange Commission, each subject to approval by the portfolio’s shareholders.

A proxy statement is expected to be mailed to the shareholders of the portfolio in the first quarter of 2014.

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Investors Should Retain this Supplement for Future Reference

January 29, 2014